Exhibit 99.2
                  infra sensor Spezialpyrometer GmbH, Magdeburg

                                     Report

                                   about the

                      Preparation of the Year-End Results

                                     as of

                               December 31, 2001

                                       of

                       Infra sensor Spezialpyrometer GmbH
                                   Magdeburg
                  infra sensor Spezialpyrometer GmbH, Magdeburg

                                Table of Contents

                                                                            Page

I.  Mandate and Mandate Completion                                             1

II. Legal Basis                                                                3

III. Bookkeeping and Documentation                                             8

IV. Certification                                                             10

V.  Explanations for the Year-End Close as of December 31 2001

    A) Balance Sheet

       Assets                                                                 11

       Liabilities & Equity                                                   20

    B) Profit - and Loss Statement                                            25

    C) Attachments                                                            29

VI. Status Report                                                             29
                  infra sensor Spezialpyrometer GmbH, Magdeburg

                                  Attachments
Addenum for December 31, 2001                                     Attachment III

I.    Mandate and Mandate Completion
                  infra sensor Spezialpyrometer GmbH, Magdeburg

The management of

                       infra sensor Spezialpyrometer GmbH,
                                   Magdeburg,

appointed us to prepare the year-end results as of December 31, 2001 in the form visible in attachments I through III.

The year-end results were prepared in accordance to the regulations in the third book of the German Commercial Code (HGB) for firms organized in corporate form.

Information and substantiation were willingly provided by the general manager, Mr. Thomas Scheibe.

In addition, all necessary business documentations were available to us.

The compilation of the year-end results as of December 31, 2001 was conducted according to our mandate during the month of March and April 2002 at our office in Magdeburg.

Commercial codes and basic principles for the preparation of year-end results through public accountants (comparative comments HFA, April 1996 of the Institute of Auditors in Germany e.V.) were adhered to during the completion of our mandate.

Management confirmed the completeness of the year-end financials through a written certification of completion, as usual in the profession.

An audit of the documentation and the positions of the financial results were not part of our mandate.

In accordance with Paragraphs 316 and continuing HGB a mandatory audit is not needed for the year-end results since the firm is a small corporation in accordance with Paragraph 267.1 HGB.

The general mandate requirements in the form of January 1, 2002 for auditors and auditing firms, supplementd to this report in attachment IV, were used for the implementation of the mandate and in regards to our responsibilities -- also in relationship to third parties.

                  infra sensor Spezialpyrometer GmbH, Magdeburg

II. Legal Basis

      1. Corporate Position -- Commercial Law

        Entity:                           infra sensor Spezialpyrometer GmbH

        Legal Form:                       Limited Liablility Corporation

        Seat:                             39124 Magdeburg

        Address:                          Lubecker Str. 53-63

        Formation:                        The corporation was formed as of
                                          August 1, 1991

        Incorporation:                    Contract Dated May 17, 1991
                                           -Certificate No. 934/1991 of Notary
                                            Dr. Franz Hoechtl, Deggendorf

                                          Adaptations:

                                          -   Resolution of the shareholders
                                              meeting on September 29, 1995
                                              regarding Paragraph 1 (Corporation
                                              and Seat)

                                          -   Resolution of the shareholders
                                              meeting on February 3rd, 1998
                                              regarding Paragraph 9 (Rendering
                                              of Accounts) -- Certificate No.
                                              219/1998 of Notary Dagmar Gutsche,
                                              Magdeburg

                                          -   Resolution of the shareholders
                                              meeting on June 7, 1999 regarding
                                              Paragraph 1 (Corporation and Seat)

                                          -   Resolution of the shareholders
                                              meeting on November 26, 2001
                                              regarding changes to articles of
                                              incorporation and change of
                                              currency to Euro, Paragraphs 3 and
                                              7 (Capital and Euro) --
                                              Certificate No. 1732/2001 of
                                              Notary Dagmar Gutsche, Magdeburg
                  infra sensor Spezialpyrometer GmbH, Magdeburg

Commercial Register:               The corporation was entered into the
                                   commercial register of the local court of Magdeburg with no. HRB 2693.

                                   According to the rendered entry
                                   notifications, the last entry was made on July 1, 1999 (No.6: Firm)

Length of Incorporation:           The firm has been incorporated for an
                                   undetermined length of time.

Corporate Objective:               Development, production and sale of infrared
                                   thermal sensors and measuerment devices.

                                   The corporation is permitted to open
                                   subsidiaries, invest into other companies or to purchase other companies.

Nominal Capital:                   DM 250.346,26 equals (euro)128.000,00 (USD
                                   113,406.86)


                                   Original capital contributions have been paid in full.

Shareholder and
Contributions:

                                                                       (euro)         USD             %
                                                                       ------                        --
                                   a)  Mr. RoIf Breternitz,
                                       Paska                          76,800       68,044.12         60
                                   b)  IMPAC Elektronic GmbH,
                                       Frankfurt am Main              51,200       45,362.74         40
                                                                     -------       ---------        ---
                                                                     128,000       113406.86        100
                                                                     =======       =========        ===

                                   With the corporate resolution dated November
                                   26, 2001 the capital contributions were
                                   converted to Euro and increased by 177,04
                                   (euro) to 128.000,00 (euro). The necessary entries to the commercial register have not been filed yet.

Corporate Organs:                  a)  Business Management
                                   b)  Shareholder Meeting

Management and
Representation:                    Mr. Dipl.-Eng. Thomas Scheibe, Magdeburg, was
                                   appointed general manager.

                                   The general manager is the sole
                                   representative and can be freed of the
                                   restrictions of Paragraph 181 BGB.

Business Year:                     Calendar Year

Gro(beta)enklasse:                 According to Paragraph 267.1 HGB, the firm is
                                   a small corporation.

                  infra sensor Spezialpyrometer GmbN, Magdeburg

2. Corporate Position -- Tax Law:

    Corporate
    IRS Office:                           Magdeburg II

    Tax Number:                           102/106/06195

    Audit:                                March 29 through April 8, 1994; report
                                          dated 09/30/1994. audited taxes:

                                          Corporate Tax               1991-1992
                                          Trade Tax                   1991-1992
                                          Sales Tax                   1991-1992
                                          Government Premium
                                          To aid investment           1991-1992

                                          The trade balance sheet had been
                                          adjusted to the tax balance sheet
                                          12/31/1993

    Tax Assessments:                      Corporate Tax:          including 2000
                                          Trade Tax:              including 2000
                                          Sales Tax:              including 2000

    Partial amounts
    of the usable
    Eguity
    (ss. 47 KStG):

                                          As of 12.31.2000:
                                          EK4O:                           Euro  15,305.77         USD 13,560.56
                                          EK 02:                          Euro  12,116.79         USD 10,735.20
                                                                                ---------             ---------
                                          Total:                          Euro   27422.56         USD  24295.75
                                                                          =====================================

    Remaining
    loss-carryforward
    for corporate tax:                    As of 12.31.2000:               Euro          0.00
                                                                          ==================

                 infra sensor Spezialpyrometer GmbH, Magdeburg

3. Prior Year Results:

      The year-end results as of December 31 2000 were stated during the shareholder meeting on August 29, 2001.

      The general management was absolved for the business year 2000.

      The shareholders decided to carry the 2000 balancesheet profit of Euro 27,375.25 (USD24,253.84) forward to the new business year.

4. Use of Results:

      Business management froposed to carry the 2001 balance sheet profit of Euro 83,844.25 (USD74,284.07) forward to the new business year.

      The year-end reports as of December 31, 2001 were prepared under consideration of this proposal of use of results.

      A formal shareholder resolution will be made during the next shareholder meeting.

                  infra sensor Spezialpyrometer GmbH, Magdeburg

III. Bookkeeping and Documentation:

      The corporation is required to keep books according to ss. 238 HGB.

      Business transactions are recorded within the proper required and accepted accounting principles.

      The bookkeeping of the business year 2001 was prepared by us on the basis of received transaction documentation. The computer system Kanzlei-REWE for Windows by DATEV eG, Nuernberg was used.

      Based on an individual system audit by Schitag Ernst & Young Deutsche Allgemeine Treuhand AG, auditing company in Nuernberg, adequateness of the DATEV bookkeeping and year-end closing program Kanzlei-REWE for Windows was last confirmed on October 20, 2000,.

      Proper use of the audited system was established.

      The recording and analysis was done according o the DATEV chart of accounts SKRO3. The analysis was done at the DATEV-computing center in Nuernberg.

      Reports of Salaries and Wages were prepared on basis of the documents provided to us. A Datev program system was used as well.

      The records for Fixed Assets were kept through the program ANLAG for Windows by DATEV eG.

      Based on an individual system audit by DATAG Deutshe Allgemeine Treuhand Aktiengesellschaft in Nuernberg, adequateness of the DATEV year-end closing program ANLAG for Windows was last confirmed on December 7, 1998.

      Proper use of the audited system was established.

                  infra sensor Spezialpyrometer GmbH, Magdeburg

      All business transactions were factually allocated and recorded chronologically and in a timely manner.

      As of January 1, 1999 DATEV eG, Nuernberg implemented necessary technical changes to their program systems Kanzlei-REWE and ANLAG for Windows regarding the currency change from German Marks to the European unified currency (EURO).

      Cash transactions were recorded through a continuing cash-register.

      The amounts of the December 31, 2000 balance sheets were properly carried forward

      Forward-, reclass-, adjustment- and final transactions were recorded in the perspective accounts.

      Documents are kept in good order.

      Within the frame of our review, the bookkeeping and documentation system proved to be in order and in accordance with the legal requirements.

IV. Certification

                  infra sensor Spezialpyrometer GmbH, Magdeburg

We grant the year-end reports for December 31, 2001 of

                       infra sensor Spezialpyrometer GmbH,
                                   Magdeburg,

the following certification for the form visible in attachments I through III:

                 "The year-end close was prepared by us based on the bookkeeping records maintained by us, the documentation provided by the corporation, as well al received information. An audit of the documentation and positions of the year-end reports was not part of the mandate."

Prublication and/or transmission of the year-end results in a different form than the one certified by us would require a new statement in asmuch as this was noted during the preparation of the year-end close.

Magdeburg, April 18, 2002

                                                         Professional Firm

                                                         Gliemer & Partner

                                                     Auditors -- Tax Accountants

                                                           Henning Stoltz

                                                          Wirtschaftsprufer
                  infra sensor Spezialpyrometer GmbH, Magdeburg

V. Explanations for the year ended December 31, 2001

                                A) Balance Sheet

                                 (Attachment I)

                                     Assets

A. Investment Properties:            68,550.91 (euro)    $60,734.53
                                     =========           ==========
                                    (37,391.37 (euro))  -$33,127.89
   I.   Immaterial Investments          900.40 (euro)       $797.73
   II.  Property Investments         67,650.51 (euro)    $59,936.79
   III. Financial Investments             0.00 (euro)         $0.00

The immaterial properties and property investments are proven by the corporation through data cards kept in accordance with legal requirements.

Additions were activated through purchase cost including other purchase related costs less purchase value reductions.

Decreases were recorded at the indivially remaining book values.

Regular depreciation continued to be calculated by the straight-line depreciation method and based on the useful life of the assets.

Full-year depreciation was calculated for assets purchased during the first half of the business year, half-year depreciation was calculated for assets purchased during the second half of the year.

The option of free evaluation according to Paragraph 6.2 EStG was exercised for fixed assets with low values.

                 infra sensor Spezialpyrometer GmbH, Magdeburg

In the business year 2001 options for special depreciation based on tax law (Paragraph 7g.1 EstG) were exercised in the amount of Euro 13,767.78
(USD 12,197.93). This depreciation is identified separately within the liabilities on this balance sheet.

A detailed listing regarding the development of the individual investment properties according to Paragraph 268.2 HGB is presented in attachment 111/4.

The following explanations regarding the investment properties follow the development of the assets book values.

I. Immaterial Properties

   Concessions, commercial rights,
   values and EDV-software                                 900.40(euro)                            $797.73
                                                         ===============                         =========
                                                        (1,574.29(euro))                        -$1,394.79

                                  Value           Depr.          Value          Value          Depr.       Value
                                 01.01.01         Exp.           12.31.01       01.01.01       Exp.       12.31.01
     a) Concessions,
        commercial rights          1.02(euro)     0.00(euro)     1.02(euro)       $0.91        $0.00        $0.91

     b) EDV-Software           1,573.27(euro)   673.89(euro)   899.38(euro)   $1,393.88      $597.05      $796.83
                               --------------   ------------   ------------   ---------      -------      -------
                               1,574.29(euro)   673.89(euro)   900.40(euro)   $1,394.79      $597.05      $797.73
                               ==============   ============   ============   =========      =======      =======


                 infra sensor Spezialpyrometer GmbH, Magdeburg

II. Property Investments                   67,650.51 (euro)         $59,936.79
                                           ================         ==========
                                          (11,875.44 (euro)         -$9,757.98

    l. Machinery and
       Technical Equipment                      2.56 (euro)              $2.27
                                            ===============          =========
                                           (3,253.91 (euro))        -$2,882.89

                                  Value            Depr.             Value             Value            Depr.         Value
                                 01.01.01           Exp.            12.31.01          01.01.01           Exp.        12.31.01
       a) Machinery                702.53(euro)     700.99(euro)     1.53(euro)        $622.42         $621.06         $1.36

       b) Technical Equipment    2,551.39(euro)   2,550.36(euro)     1.02(euro)       2,260.47       $2,259.56         $0.91
                                 --------------   --------------     ----------       --------       ---------         -----
                                 3,253.91(euro)   3,251.36(euro)     2.56(euro)       2,882.89       $2,880.63         $2.27
                                 ==============   ==============     ==========       ========       =========         =====


    2. Other Investments, Business
       and Office Equipment                 65,815.96(euro)         $58,367.24
                                            ===============         ==========
                                            (5,990.90(euro)         ($5,307.80)


                                        Value             Additions                Depr.              Value
                                       01.01.01                                    Exp.             12.31.01
       a) Business Equipment          0.00(euro)       65,443.97(euro)        6,350.47(euro)    59,093.50(euro)
       b) Office Equipment        5,990.39(euro)        3,404.90(euro)        2,610.34(euro)     6,784.95(euro)
       c) Improvements                0.51(euro)            0.00(euro)            0.00(euro)         0.51(euro)
       d) Low-value Investment        0.00(euro)        3,200.20(euro)        3,200.20(euro)         0.00(euro)
                                  --------------       ---------------       ---------------    ---------------
                                  5.990 90(euro)       72,049.07(euro)       12,161.01(euro)    65,878 96(euro)
                                  ==============       ===============       ===============    ===============


                                       Value              Additions               Depr.              Value
                                      01.01.01                                    Exp.             12.31.01
       a) Business Equipment             $0.00          $57,981.85             $5,626.37         $52,355.48
       b) Office Equipment           $5,307.35           $3,016.66             $2,312.70          $6,011.31
       c) Improvements                   $0.45               $0.00                 $0.00              $0.45
       d) Low-value Investment           $0.00           $2,835.30             $2,835.30              $0.00
                                     ---------          ----------             ---------         ----------
                                     $5,307.80          $63,833.81            $10,774.37         $58,367.24
                                     =========          ==========            ==========         ==========


Explanation of Additions:

a) Business Equipment:

        1. Soldering Unit               06.18.01/6 years            434.09(euro)          $384.60
        2. Camcorder                    12.03.01/7 years          1,153.47(euro)        $1,021.95
        3. Mech. Positioning Unit       12.31.01/8 years          7,879.86(euro)        $6,981.38
        4. Calibration Source           12.31.01/5 years         44,124.11(euro)       $39,092.94
        5. 2 Reference Sources          12.13.01/5 years         10,310.16(euro)        $9,134.56
        6. Sony Computer                12.28.01/3 years          1,542.28(euro)        $1,366.42
                                                                 ---------------       ----------
                                                                 65,443.97(euro)       $57,981.85
                                                                 ===============       ==========


b) Office Equipment:

        1. Minolta Digital Copier       11.27.01/7 years          2,421.01(euro)        $2,144.96
        2. Milling Machine              12.10.01/8 years            983.89(euro)          $871.71
                                                                  --------------        ---------
                                                                  3,404.90(euro)        $3,016.66
                                                                  ==============        =========

                 infra sensor Spezialpyrometer GmbH, Magdeburg

d) Low-value Investments:

        1. Programming Equipment      06.02.01       367.88(euro)       $325.93
        2. Twin 80 soldering unit     06.18.01       321.61(euro)       $284.94
        3. Leftover GWG               2001         2,510.71(euro)     $2,224.43
                                      --------     --------------     ---------
                                                   3,200.20(euro)     $2,835.30
                                                   ==============     =========

3. Building - Technical Equipm.     1,769.00(euro)     $1,567.29
                                    ==============     =========
                                   (1,769.00(euro))   ($1,567.29)


                                       Value           Depr.      Value            Value         Depr.    Value
                                      01.01.01         Exp.      12.31.01        01.01.01        Exp.    12.31.01
   Technical Equipment
   installed in Bldg.            1,769.00(euro)     0.00(euro)   1,769.00(euro)  $1,567.29      $0.00    $1,567.29
                                 --------------     ----------   --------------  ---------      -----    ---------
                                 1,769.00(euro)     0.00(euro)   1,769.00(euro)  $1,567.29      $0.00    $1,567.29
                                 ==============     ==========   =============   =========      =====    =========

   Explanations:
   High-temperature calibration benches installed in Building

        - One-Phase Dry Transformer           1,130.48(euro)      $1,001.58
        - Thyristor Regulation Equipm.          638.51(euro)        $565.71
                                              --------------      ---------
                                              1,769.00(euro)      $1,567.29
                                              ==============      =========
                 infra sensor Spezialpyrometer GmbH, Magdeburg

III. Financial Investments               0.00(euro)             $0.00
                                    ===============        ==========
                                   -24,803.27(euro)       ($21,975.12)

                                      Value                             Value             Value                           Value
                                     01.01.01          Disposal        12.31.01          01.01.01        Disposal        12.31.01
     Kleiber Spezial-
     pyrometer GmbH
     Prev. 13. FSR Financial-
     management Gmbh,
     Location: Erlangen            24,803.27(euro)    24,803.27(euro)    0.00(euro)    $21,975.12       $21,975.12         $0.00
                                   ---------------    ---------------    ----------    ----------       ----------         -----
                                   24,803.27(euro)    24,803.27(euro)    0.OO(euro)    $21,975.12       $21,975.12         $0.00
                                   ===============    ===============    ==========    ==========       ==========         =====

The reporting corporation sold its business interest of nominal Euro 22,500.00 (USD 19,934.49) (90% of the capital) in the above referenced entity through a notirized sales agreement dated November 26, 2001 to Mr. Rolf Breternitz (Certificate No. 1731/2001 by Noraty Dagmar Gutsche, Magdeburg).

The sale occurred at nominal value. The resulting book loss of Euro 2,303.10 (USD 2,040.49) was recorded under other corporate expenses.

                 infra sensor Spezialpyrometer GmbH. Magdeburg

B. Short-term Assets:                                                374,698.88(euro)                   $331,974.56
                                                                     ================                   ===========
                                                                     (24,347.14(euro))                  ($21,571.00)

   I. Inventory
      1. Raw Materials & Manuf. Supplies          111,870.89(euro)                         $99,115.02
      2. Work in Progress                          23,760.11(euro)                         $21,050.91
                                                  ---------------                          ----------
                                                                     135,631.00(euro)                   $120,165.93

   II. Receivable & Other financial Properties
      1. Accounts Receivable                       25,586.74(euro)                         $22,669.26
      2. Receivbles from Related Business               0.00(euro)                              $0.00
      3. Other Investment Properties               97,083.54(euro)                         $86,013.77
                                                  ---------------                          ----------

                                                                     122,670.28(euro)                   $108,683.04
   III. Cash and Bank Balances                                       140,744.75(euro)                   $124,696.60


I. 1. Raw Materials & Manufacturing Supplies

   Raw Materials & Manuf. Supplies        111,870.89(euro)           $99,115.02
                                          ================           ==========
                                          (64,118.81(euro))         ($52,286.65)

                    Value           Increase            Value               Value        Increase       Value
                  01.01.01                             12.31.01            01.01.01                    12.31.01
                 59,015.81(euro)    52,855.08(euro)   111,870.89(euro)   $52,286.65     $46,828.38    $99,115.02
                 ---------------    ---------------   ----------------   ----------     ----------    ----------
                 59,015.81(euro)    52,855.08(euro)   111,870.89(euro)   $52,286.65     $46,828.38    $99,115.02
                 ---------------    ---------------   ----------------   ----------     ----------    ----------


The inventory was valuated at cost of purchase.

The physical inventory was taken from 12.27 through 12.31.2001.

We did not observe the taking of the physical inventory.

The audit of the valuation basis was not an objective of our mandate.

                 infra sensor Spezialpyrometer GmbH, Magdeburg

I. 2. Work in Progress

        Work in Progress                                          23,760.11(euro)                          $21,050.91
                                                                  ==============                           ==========
                                                                 (21.081.65(euro))                        ($17,191.35)

                              Value            Increase            Value               Value      Increase      Value
                             01.01.01                             12.31.01            01.01.01                 12.31.01
                            19,403.84(euro)    4,356.28(euro)     23,760.11(euro)    $17,191.35   $3,859.56   $21,050.91
                            ---------------    --------------     ---------------    ----------   ---------   ----------
                            19,403.84(euro)    4,356.28(euro)     23.760.11(euro)    $17,191.35   $3,859.56   $21,050.91
                            ===============    ==============     ===============    ==========   =========   ==========


Work in Progress was valuated at cost of manufacture.

The audit of the valuation basis was not an objective of our mandate.

     II. 1. Accounts Receivable      2,578.24(euro)         $2,284.26
                                     ==============         =========
                                    (4,382.16(euro))       ($3,573.50)

         - Receivables from Shareholder Euro 8,878.82 OR USD 7,866.43 (Euro 34,692.2, USD 31,412.36)

The receivables as of December 31, 2001 were established through a receivable schedule, which is included with the year-end documentation of the corporation, and are valued at the listed balance amount.

The Financial standing of the recivables has not been tested, balances were not confirmed.

                  infra sensor Spezialpyrometer GmbH, Magdeburg

     II. 2. Receivables from Affiliated
            Companies                              0.00(euro)             $0.00
                                             ================        ==========
                                             (13,887.78(euro))      ($11,325.00)

According to agreement, the loan granted to KLEIBER Spezialpyrometer GmbH, Albert-Rupp-Str. 10, 91052 Erlangen, was repaid as of December 31, 2001.

     II. 3. Other Investment Properties          97,083.54(euro)     $86,013.77
                                                 ===============     ==========
                                                (52,569.29(euro))   ($42,868.41)

            Other Investment Properties
            consists of:

               1. Workforce Development Subsidies      (euro)770.78      $682.90
               2. Receivable Sales Tax              (euro)12,072.51   $10,695.96
               3. Use Tax, deductible in 2002          (euro)167.99      $148.83
               4. Refund on Trade Tax                 (euro)2047.06    $1,813.64
               5. Interest on Fixed-Term Deposits       (euro)51.03       $45.21
               6. Loan Mesala GmbH                  (euro)81,974.17   $72,627.23
                                                     --------------   ----------
                                                    (euro)97,083.54   $86,013.77
                                                     ==============   ==========

The stated amounts were proven through proper documents and were reconciled with payments and transactions in the following year.

III. Cash and Bank Balances                     140,744.75(euro)    $124,696.60
                                                ===============     ===========
                                               (164,500.38(euro))  ($134,144.29)

     Cash and Bank Balances
     consists of:

          1. Cash-on-Hand                                                                (euro)613.78         $543.79
          2. Bank Cash Balances
             -Volkswagen Bank direct, Braunschweig        Acct. No. 1499974127         (euro)3,243.45       $2,873.62
             -Stadtsparkasse Magdeburg                    Acct. No. 34061514           (euro)8,825.74       $7,819.41
             -Stadtsparkasse Magdeburg (fixed-term)       Acct. No. 5200733300        (euro)15,339.00      $13,590.00
             -Fixed-Term Account                          Acct. No. 35062294          (euro)112722.78      $99,869.78
                                                                                      ---------------     -----------
                                                                                     (euro)140,744.75     $124,696.60
                                                                                      ===============     ===========


1. Cash-on-Hand:

   Cash-on-Hand reconciles with the balance indicated on the December 31, 2001 cash report.

2. Bank Cash Balance:

                 infra sensor Spezialpyrometer GmbH, Magdeburg

     Balance confirmations as well as bank statements were presented.

C. Prepayments                     3,498.85(euro)        $3,099.90
                                   ==============        =========
                                       0.00(euro)            $0.00

        Consisting of
        Liability Insurance          657.27(euro)          $582.33
        2001 Rent                  2,841.58(euro)        $2,517.57
                                   --------------        ---------
                                   3,498.85(euro)        $3,099.90
                                   ==============        =========
                 infra sensor Spezialpyrometer GmbH, Magdeburg
                             Liabilities and Equity

Equity:                            209,655.38(euro)     $185,749.83
                                   ================     ===========
A. Equity                         (155,200.25(euro))   ($137,503.84)

   I. Signed Capital               127,825.00(euro)     $113,250.00
   II. Investments                     177.04(euro)         $156.86
   III. Retained Earnings           27,375.25(euro)      $24,253.84
   IV. Current Year Profit          54,278.09(euro)      $48,089.14
                                    ---------------     -----------
                                   (euro)209,655.38     $185,749.83
                                    ===============     ===========

I. Signed Capital      127,825.00(euro)      $113,250.00
                       ================      ===========
                      (127,825.00(euro))    ($113,250.00)

No changes.

See section "Legal Basis"

II. Investments            177.04(euro)          $156.86
                           ============          =======
                             0.00(euro)            $0.00

Investment for implementation of increase in capital according to the corporate resolution dated November 26, 2001 -- see section "Legal Basis".

                 infra sensor Spezialpyrometer GmbH, Magdeburg

III. Retained Earnings                 27,375.25(euro)            $24,253.84
                                       ===============            ==========
                                      (10,906.66(euro))           ($9,663.05)

Balance 01/01/2001                     10,906.66(euro)             $9,663.05
Year 2000 Profit                       16,468.59(euro)            $14,590.79
                                       ---------------            ----------
Balance 12/31/2001                     27,375.25(euro)            $24,253.84
                                       ===============            ==========

IV. Current-year Profit                54,278.09(euro)            $48,089.14
                                       ===============            ==========
                                      (16,468.59(euro))          ($14,590.79)

Liabilities:

B. Special Reserve                             83,170.00(euro)       $62,027.93
                                              ================       ==========
                                             (110,287.41(euro))     ($97,712.10)

     1. Special Reserve - Depreciation         26,927.00(euro)       $12,197.93
     2. Depreciation of Future Investments     56,243.00(euro)       $49,830.00
                                               --------------        ----------
                                               (euro)83,170.00       $62,027.93
                                               ===============       ==========

     1. Special Reserve - Depreciation         13,767.78(euro)       $12,197.93
                                               ===============       ==========
                                                    0.00(euro)            $0.00

56,243.00(euro)       $49,830.00

               Value          Increase            Value         Value      Increase      Value
              01.01.01                           12.31.01      01.01.01                 12.31.01
             0.00(euro)     13,767.78(euro)   13,767.78(euro)   $0.00     $12,197.93   $12,197.93
             ----------     ---------------   ---------------   -----     ----------   ----------
             0.00(euro)     13,767.78(euro)   13,767.78(euro)   $0.00     $12,197.93   $12,197.93
             ==========     ===============   ===============   =====     ==========   ==========

In accordance with paragraph 7g.1 EstG a special depreciation reserve for Office and Business Equipment was established. The dissolving occurs according to the useful life of the fixed asset.

                 infra sensor Spezialpyrometer GmbH, Magdeburg

     2. Depreciation of Future Investments     56,243.00(euro)       $49,830.00
                                              ================       ==========
                                             (110,287.41(euro))     ($97,712.10)

        Value                   Dissolved               Increase                Value
        01.01.01                                                                12.31.01
        110,287.41(euro)        (79,609.41(euro))       25,565.00(euro)  56,243.00(euro)
        ----------------        ----------------        ---------------  ---------------
        110,287.41(euro)        (79,609.41(euro))       25,565.00(euro)  56,243.00(euro)
        ================        ================        ===============  ===============

        Value                   Decreased               Increase                Value
        01.01.01                                                                12.31.01
        $97,712.10              -$70,532.10             $22,650.00              $49,830.00
        ----------               ----------             ----------              ----------
        $97,712.10              -$70,532.10             $22,650.00              $49,830.00
        ==========               ==========             ==========              ==========

In accordance with paragraph 7g.3 EstG a special reserve was built for depreciation on future investments in the years 2002 and 2003.

Prior accruals of Euro 34,431.45 (USD 30,505.47) were dissolved for actual investments and Euro 45,177.96 (USD 40026.63) for investments pIus 6% interest per year.

C. Accruals:                       57,902.08(euro)          $51,299.91
                                   ===============         ===========
                                  (49,895.70(euro))        ($44,206.44)

     1. Tax Accruals               17,795.03(euro)          $15,765.99
     2. Other Accruals             40,107.05(euro)          $35,533.92
                                   ---------------          ----------
                                   (euro)57,902.08          $51,299.91
                                   ===============          ==========

1. Tax Accruals:                   17,795.03(euro)          $15,765 99
                                   ===============          ==========
                                  (14,786.78(euro))        ($13,100.74)

                Balance           Exercised/            Additions          Balance
                01.01.2001        Dissolved                              12.31.2001
a) Sales Tax     5,147.55(euro)   E  5,147.55(euro)         0.00(euro)        0.00(euro)
b) Trade Tax         0.00(euro)   -      0.00(euro)     8,751.41(euro)    8.751.41(euro)
c) Corp. Tax     9,639.23(euro)   E (9,639.23(euro))    9,043.62(euro)    9,043.62(euro)
                ---------------   -----------------    ---------------   --------------
                14,786.78(euro)    (14,786.78(euro))   17,795.03(euro)   17,795.03(euro)
                ===============   =================    ===============   ==============

                Balance           Exercised/              Additions         Balance
                01.01.2001        Dissolved                               12.31.2001
a) Sales Tax    $4,560.61         E   $4,560.61               $0.00            $0.00
b) Trade Tax        $0.00         -       $0.00           $7,753.55        $7,753.55
c) Corp. Tax    $8,540.13         E  ($8,540.13)          $8,012.44        $8,012.44
               ----------         -------------          ----------       ----------
               $13,100.74           ($13,100.74)         $15,765.99       $15,765.99
               ==========         =============          ==========       ==========

                 infra sensor Spezialpyrometer GmbH, Magdeburg

2. Other Accuruals

                                                                                    40,107.05(euro)
                                                                                   =================
                                                                                   (35,108.93(euro))

                       Balance             Exercised/              Additions            Balance
                      01.01.2001           Dissolved                                   12.31.2001
a) Audit Fee         4,346.05(euro)  E   (4,346.05(euro))       4,346.05(euro)       4,346.05(euro)
b) Occup. Ins          766.95(euro)  E     (766.95(euro))         766.95(euro)         766.95(euro)
c) Warranties            0.00(euro)  E        0.00(euro)        3,579.10(euro)       3,579.10(euro)
d) Bonus            25,565.00(euro)  E  (25,565.00(euro))      31,414.95(euro)      31,414.95(euro)
e) Vacation          4,430.93(euro)  E   (4,430.93(euro))           0.00(euro)           0.00(euro)
                   ----------------     -----------------     ----------------     ----------------
                    35,108.93(euro)     (35,108.93(euro))      40,107.05(euro)      40,107.05(euro)
                   ================     ================      ================     ================


                                                                           $35,533.92
                                                                           ==========
                                                                          ($31,105.70)

                   Balance              Exercised/           Additions        Balance
                  01.01.2001            Dissolved                           12.31.2001
a) Audit Fee       $3,850.50        E  ($3,850.50)           $3,850.50      $3,850.50
b) Occup. Ins        $679.50        E    ($679.50)             $679.50        $679.50
c) Warranties          $0.00        E       $0.00            $3,171.00      $3,171.00
d) Bonus          $22,650.00        E ($22,650.00)          $27,832.92     $27,832.92
e) Vacation        $3,925.70        E  ($3,925.70)               $0.00          $0.00
                  ----------           ----------           ----------     ----------
                  $31,105.70          ($31,105.70)          $35,533.92     $35,533.92
                  ==========           ==========           ==========     ==========

2.a):

Fees for year-end audit and returns, as well as corporate tax returns were accrued in the amount of the anticipated expense.

2.b):

The final payment of 2001 Occupational Accident Insurance premium was estimated based on the current-year prepayments.

2.c):

The 2001 accrual for warranty liabilities was estimated at 0.5% of sales under warranty.

2.d):

The accrual for the 2001 bonus payment was built in the amount of the expected cost of this one-time payment (to be paid in February).

2.e):

An accrual for vacation expenses was not needed in 2001.

                 infra sensor Spezialpyrometer GmbH, Magdeburg

D. Liabilities                                27,284.11(euro)       $118.302.32
                                            =================       ===========
                                             (53,135.15(euro))      ($47,076.52)

  1. Accounts Payable                         17,795.03(euro)       $109,895.21
  2. Other Liabilities                         9,489.08(euro)         $8,407.11
                                            -----------------       -----------
                                            (euro)27,284.11         $118,302.32
                                            ==================      ===========

Payment terms of the liabilities are indicated in Attachment III/5

1. Accounts Payable                          124,038.46(euro)       $109,895.21
                                            ==================      ===========
                                             (42,481.95(euro))      ($37,638.03)

Payable within a timeframe of one year Euro 124,038.46 (USD 109,895.21).

Payable to shareholders DM 114,020.81 (DM 46,400.00).

The liabilities as of December 31, 2001 were established through a schedule of payments and were reconciled with payments in the following year. The payables listing is included with the corporations year-end documentation.

Balances were not confirmed.

2. Other Liabilities                           9,489.08(euro)         $8,407.11
                                            ==================      ===========
                                             (10,653.20(euro))       ($9,438.49)

- Taxes: Euro 3,449.56 (USD 3,056.23)

      -     Employee income- and church tax

      -     2001 Sales Tax

      -     12/2001 Sales Tax

- Social Security: Euro 6,039.53 (USD 5,350.88)

  Health Insurance

- Other liabilities with a run-time of up to one year: Euro 9,489.08 (USD 8,407.11)
                 infra sensor Spezialpyrometer GmbH, Magdeburg

                          B) Profit- and Loss Statement

                                (Attachment II)


** DM were converted to Euro at an exchange rate of 0.5113

** DM were converted to USD at an exchange rate of 0.4530

1. Sales                                   640,618.93(euro)                             $567,573.58
                                          ==================                          ==============
                                          (555,108.55(euro))                           ($491,813.36)

                                               2001                   2000                 2001             2000
                                               ----                   ----                 ----             ----
   Tax Free Sales, Par. 4.2-7 UStG               0.00(euro)           930.57(euro)            $0.00          $824.46
   Repairs - 16%                            16,286.74(euro)        12,939.37(euro)       $14,429.68       $11,463.98
   Measurements - 16%                        1,319.15(euro)           454.55(euro)        $1,168.74          $405.72
   Other Income - 16%                        2,344.31(euro)             0.00(euro)        $2,077.01            $0.00
   Developmental Services                    3,067.80(euro)        21,474.60(euro)        $2,718.00       $19,026.00
   Sales - 16%                             678,319.80(euro)       583,205.70(euro)      $600,975.69      $516,706.79)
   Rebates - 16%                           (50,257.62(euro))      (57,487.00(euro))     ($44,527.09)      $50,932.15
   Cash Discounts - 16%                    (10,461.26(euro))       (6,409.24(euro))      ($9,268.43)      ($5,578.44)
                                           -----------------      -----------------     ------------     ------------
                                           640,618.93(euro)       555,108.55(euro)      $567,573.58      $491,813.36
                                           =================      =================     ============     ============

2. Increase in Work in Prgress               4,356.28(euro)                               $2,227.36
                                           =================                            ============
   - Changes in Inventory - WIP             (3,865.43(euro))                             ($1,976.39)

3. Other Activated Self-Funding              2,452.48(euro)                               $1,253.95
                                           =================                            ============
   - Production of a positioning                 0.00(euro)                                   $0.00
     device for pyrometer calibration
     (concept and installation)

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                                                  2001                    2000                   2001                     2000
                                                  ----                    ----                   ----                     ----
   Other Irregular Income                      1,383.80(euro)               0.00(euro)         $1,226.01                    $0.00
   Workforce Development Subsidies             9,222.38(euro)          11,825.66(euro)         $8.170.82               $10,477.26
   Means of Conveyance                             0.00(euro)          36,640.21(euro)             $0.00               $32,462.38
   Othe Income                                     0.00(euro)             894.78(euro)             $0.00                  $792.75
   Decrease of Allowance for                       0.00(euro)                                      $0.00
       Doubtful Account                            0.00(euro)              10.23(euro)             $0.00                    $9.06
   Dissolve Accruals                               0.00(euro)           1,178.84(euro)             $0.00                $1,044.43
   Dissolve Reserve for
       Special Depreciation                   76,609.41(euro)           2,198.59(euro)        $70,532.10                $1,947.90
   Dissolve Reserve for
       Investment Subsidies                        0.00(euro)          13,129.67(euro)             $0.00               $11,632.59
   Insurance Compensation                        173.35(euro)               0.00(euro)           $153.59                    $0.00
   Gov. Premium - Investment Aid                 230.60(euro)               0.00(euro)           $204.30                    $0.00
   Non-Monetary Compensation                   4,370.52(euro)           3,453.78(euro)         $3,872.18                $3,059.97
                                           ------------------       ------------------      ------------              -----------
                                              94,990.06(euro)          69,331.75(euro)        $84,159.00               $61,426.33
                                           ==================       ==================      ============              ===========

5. Cost of Goods Sold                        274,963.32(euro)                               $243,611.16
                                           ==================                               ============
                                            (242,369.97(euro))                              $214.734.20

a) Cost of Raw Materials, Manuf.
   Supplies and Purchased Wares
   Manufacturing Supplies & Aides              3,870.68(euro)           7,004.57(euro)         $3,429.34                $6,205.89
   Purchase Goods                            325,130.99(euro)         238,336.62(euro)       $288,058.56              $211,160.74
   Cash Discounts                             (2,641.43(euro))         (2,613.01(euro))       ($2,340.24)              ($2,315.07)
   Other Purchasing Expenses                     251.15(euro)              70.90(euro)           $222.51                   $62.81
   Value Adjustments for Raw Materials
       Manuf. Supplies, etc                  (52,855.08(euro))        (16,223.71(euro))      ($46,828.38)             ($14,373.83)

b) Cost of Received Services
   Outside Services                            1,207.00(euro)          15,794.60(euro)         $1,069.37               $13,993.65
                                           ------------------       ------------------      ------------              -----------
                                             274,963.32(euro)         242,369.97(euro)       $243,611.16              $214.734.20
                                           ==================       ==================      ============              ===========

6. Personnel Expenses                        235,999.37(euro)                                $209,089.99
                                           ==================                               ============
                                            (209,656.34(euro))                              ($185,750.68)

a) Salaries & Wages
   Salaries & Wages                          186,972.48(euro)         166,689.97(euro)       $165,653.30              $147,683.46
   Outside Temporary Help                      7,746.96(euro)           7,730.86(euro)         $6,863.63                $6,849.36
   Income Tax                                    914.19(euro)              97.14(euro)           $809.95                   $86.06

b) Social Contributions
   Social Contributions                       38,489.05(euro)          34,014.89(euro)        $34,100.41               $30,136.41
   Workers Compensation Ins.                     928.45(euro)             766.95(euro)           $822.59                  $679.50
   Voluntary Social Contributions                948.23(euro)             356.54(euro)           $840.11                  $315.89
                                           ------------------       ------------------      ------------              -----------
                                             235,999.37(euro)         209,656.34(euro)       $209,089.99              $185,750.68
                                           ==================       ==================      ============              ===========

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                                                         2001                 2000              2001           2000
                                                         ----                 ----              ----           ----
Depreciation:                                        16,086.26(euro)                         $14,252.05
                                                   ==================                       ===========
                                                    (34,416.92(euro))                        $30,492.59
for Immaterial Investment
    Properties                                          673.89(euro)      24,139.50(euro)       $597.05     $21,387.04

for Fixed Assets
Technical Mach. & Equipm.                             3,251.36(euro)       3,905.82(euro)     $2,880.63      $3,460.47
Other Assets, Corporate and
    Businss Equipment                                 8,960.81(euro)       2,141.66(euro)     $7,939.07      $1,897.46
Expensed Low-Value Assets                             3,200.00(euro)       4,229.94(euro)     $2,835.30      $3,747.63
                                                   ------------------   -----------------   -----------    -----------
                                                     16,086.26(euro)      34,416.92(euro)    $14,252.05     $30,492.59
                                                   ==================   =================   ===========    ===========

Other Corporate Expense                             131,021.41(euro)                        $116,081.94
                                                   ==================                       ===========
                                                   (107,360.87(euro))                        $95,119.25

- includes loss from discontinued special reserves of DM 76,927.00 (DM60,000)

Loss from Disposal of Financial
    Assets                                           24,803.27(euro)           0.00(euro)    $21,975.12          $0.00
Income from Disposal of
    Financial Assets                                (22,500.36(euro))          0.00(euro)   ($19,934.80)         $0.00
Loss from Asset disposal                                  0.00(euro)         408.53(euro)         $0.00        $361.95
Donations                                            20,452.00(euro)           0.00(euro)    $18,120.00          $0.00
Discontinued Depreciation Reserve                    25,565.00(euro)      30,678.00(euro)    $22,650.00     $27,180.00
Discontinued Special Depreciation                    13,767.78(euro)           0.00(euro)    $12,197.93          $0.00
Rent                                                 23,880.68(euro)      17,725.50(euro)    $21,157.73     $15,704.38
Maintenance                                             596.66(euro)         517.30(euro)       $528.63        $458.32
Insuance                                              1,562.78(euro)       1,500.72(euro)     $1,384.59      $1,329.60
Dues & Subscriptions                                    200.01(euro)         230.09(euro)       $177.20        $203.85
Auto Insurance                                        1,341.32(euro)         845.03(euro)     $1,188.38        $748.67
Auto Expense                                          2,563.58(euro)       2,536.51(euro)     $2,271.27      $2,247.29
Auto Repairs                                            554.14(euro)       1,395.67(euro)       $490.96      $1,236.53
third-party vehicles                                  6,967.14(euro)       6,814.92(euro)     $6,172.73      $6,037.86
Advertising                                             189.53(euro)      20,546.80(euro)       $167.92     $18,203.99
Gifts up to DM 75.00                                     10.57(euro)           0.00(euro)         $9.37          $0.00
Gifts/Gratuities                                         18.88(euro)          91.28(euro)        $16.73         $80.87
Entertainment                                            43.94(euro)          22.64(euro)        $38.93         $20.06
Presentation                                             37.55(euro)           0.00(euro)        $33.27          $0.00
non tax-deductible Entertainment                          0.00(euro)           5.65(euro)         $0.00          $5.01
Non tas-deductivle Operating Exp.                        11.71(euro)           0.00(euro)        $10.37          $0.00
Employee travel                                       2,316.09(euro)       1,467.38(euro)     $2,052.00      $1,300.06
Warranty Expense                                      3,579.10(euro)           0.00(euro)     $3,171.00          $0.00
Shipping Materials                                      604.40(euro)         226.48(euro)       $535.48        $200.66
Freight Out                                            1561.64(euro)       1,156.64(euro)     $1,383.58      $1,024.75
Repairs                                                   0.00(euro)          28.49(euro)         $0.00         $25.24
Other Corporate Expenses                              1,899.11(euro)         263.84(euro)     $1,682.57        $233.75
Office Entertainment                                    370.97(euro)           3.39(euro)       $328.58          $3.00
Postage                                                 295.12(euro)         785.20(euro)       $261.47        $695.67
Telephone                                             5,235.43(euro)       2,292.83(euro)     $4,638.47      $2,031.40
Internet                                                508.15(euro)         353.67(euro)       $450.20        $313.34
Office Supplies                                       1,942.98(euro)       1,172.31(euro)     $1,721.44      $1,038.64
Books, Journals                                         347.49(euro)          19.44(euro)       $307.87         $17.23
Booking Service                                         363.02(euro)          58.80(euro)       $321.63         $52.10
Audit fees                                            5,280.91(euro)       5,054.66(euro)     $4,678.77      $4,478.31
Bank Fees                                             4,500.31(euro)       5,030.83(euro)     $3,987.17      $4,457.20
Manufacturing Supplies                                   70.64(euro)         219.61(euro)        $62.58        $194.57
Tools and small Appliances                              934.87(euro)       3,909.03(euro)       $828.27      $3,463.31
                                                      1,145.01(euro)       1,999.65(euro)     $1,014.45      $1,771.64
                                                   ------------------   -----------------   -----------    -----------
                                                    131.021.41(euro)     107,360.87(euro)   $116,081.94     $95,119.25
                                                   ------------------   -----------------   -----------    -----------

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                                                     2001                     2000              2001                2000
                                                     ----                     ----              ----                ----
9. Other Interest and
     Similar Income                               7387.42(euro)                              $6,545.08
                                               =================                            ==========
                                                (6,655.96(euro))                            ($5,897.03)

    - Interest Income

10. Interest and Similar
        Expenses                                     2.35(euro)                                  $2.08
                                               =================                            ==========
                                                  (111.05(euro))                               ($98.39)

    - Interest Expense for Operating Account

11. Earnings before
            Taxes                                    2.35(euro)                                  $2.08
                                               =================                            ==========
                                                  (111.05(euro))                               ($98.39)

    - Interest Expense for Operating Account
    ** Balance of Position 1 through 10**

12. Corporate Income
            Taxes                               37,454.36(euro)                             $33,183.70
                                                ==============                              ==========
                                               (16,839.93(euro))                                                ($14,919.79)

Corporate Tax                                   18,296.87(euro)           9,128.69(euro)    $16,210.61            $8,087.81
Solidarity Contributions                         1,006.55(euro)             509.97(euro)       $891.78              $451.82
Taxes on Interest                                1,899.63(euro)           1,705.75(euro)     $1,683.03            $1,511.25
Solidarity Contributions on
     Interest Tax                                  104.46(euro)              85.97(euro)        $92.55               $76.17
Trade Tax                                       16,146.85(euro)           5,409.55(euro)    $14,305.74            $4,792.74
                                               -----------------         ---------------    ----------           ----------
                                                37,454.36(euro)          16,839.93(euro)     33,183.70            14,919.79(euro)
                                               =================         ===============    ==========           ==========

13. Other Taxes                                      0.00(euro)                                  $0.00
                                               =================                            ==========
                                                    (7.16(euro))                                ($6.34)

    - Vehicle Tax

14. Net Income                                  54,278.09(euro)                             $48,089.14
                                               =================                           ===========
                                               (16,468.59(euro))                           ($14,590.79)

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                                 C) Attachments

                                (Attachment III)

As mandated in Paragraph 264.1 HGB, the company prepared an attachment which is part of the Income Statement and Balance Sheet.

The attachment contains all information necessary according to Paragraphs 284,285 HGB.

Compensation for the corporations management was not indicated. The exeption-regulation according to Paragraph 286.4 HGB was used.

                               VI. Status Report

According to Paragraph 267.1 HGB, the firm is a small corporation.

It exercised its option not to prepare a status report (Paragraph 264.1, 3rd Sentence HGB).

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                        Attachment for December 31, 2001


A. General Comments for the Balance Sheet Evaluation

      1.    Classification

            The company is a small corporation in accordance with Paragraph
            267.1 HGB.

            The Balance Sheet and Profit and Loss Statement were prepared according to requirements of the commercial law (HGB) and with consideration of supplemental laws for capital corporations (Paragraphs 264.. HGB).

            The Balance Sheet classification is in accordance with the classification requirements of Paragraph 266 HGB. Classification of the Profit and Loss Statement is in accordance with the expenditure type presentation (Paragraph 265.2 HGB)

            Individual amounts within the Balance Sheet and Statement of Profit and loss are supplemented by prior business year amounts (Paragraph
            265.2 HGB).

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                                Attachment III/2

      2.    Balancing and Valuation Foundations

            Balancing and valuation methods are in accordance with income tax laws.

            Immaterial properties, property investments and financing investments were valued at the cost of purchase, including other relevant purchasing expenses and are reduced by depreciation if the property has a limited useful life. Depreciation is based on the useful life of the property as stipulated by tax law. As permitted by Section R 44.2 EstR, an option to simplify was exercised.

            For depreciable movable assets, able to operate independently and with a value of up to DM 800, the option of discretionally valuation was exercised (Paragraph 6.2 EstG).

            Current assets were valued according to the principle of lowest value.

            Inventory was valued at purchasing or manufacturing cost. Known risks were recognized and through value adjustments.

            Cash on hand and balances at credit institutions were recognized at nominal value.

            According to Paragraph 253.1.2 HGB, other accruals were valued at the amount necessary, under common commercial estimates, to fulfill the obligation.

            Liabilities were recognized at the amount of repayment.

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                                Attachment III/3

B. Statements and Explanations for Individual Positions with in the Balance Sheets and Profit- and Loss Statement

      1.    Investment Properties

            The holizontal development of the investment properties, including information regarding depreciation during the business year is included in the balance sheet.

                 infra sensor Spezialpyrometer GmbH, Magdeburg

                                Attachment III/5

2. Accruals:

   Accruals consist of the following:

                                                     2001               2000              2001                 2000
                                                     ----               ----              ----                 ----
1. Accrued Taxes:
Sales Tax - not due                                  0.00(euro)      5,147.55(euro)         $0.00            $4,560.61
Corporate Tax                                    9,043.62(euro)      9,639.23(euro)     $8,012.44            $8,540.13
Trade Tax                                        8,751.41(euro)          0.00(euro)     $7,753.55                $0.00
                                               -----------------    ---------------    ----------           ----------
                                                17,795.03(euro)     14,786.78(euro)    $15,765.99           $13,100.74
                                               =================    ===============    ==========           ==========

2. Other Accruals
Audit Expense                                    4,346.05(euro)      4,346.05(euro)     $3,850.50            $3,850.50
Disability Insurance                               766.95(euro)        766.95(euro)       $679.50              $679.50
Warranties                                       3,579.10(euro)          0.00(euro)     $3,171.00                $0.00
Salaries - Bonus                                31,414.95(euro)        25,565(euro)    $27,832.92           $22,650.00
Vacation                                             0.00(euro)      4,430.93(euro)         $0.00            $3,925.70
                                               -----------------    ---------------    ----------           ----------
                                                41,107.05(euro)     35,108.93(euro)    $35,533.92           $31,105.70
                                               =================    ===============    ==========           ==========

2. Liabilities

   Liabilities are structured as follows:


                                                  remaining                      remaining
Liabilities           Secured        Total        run-tme          Total         run-time
                                                  up to 1 year                   up to 1 year
---------------------------------------------------------------------------------------------
                      Usual
Accounts Payable      Securities   124.04(euro)   124.04(euro)     $109.90       $109.90
Other                                9.51(euro)     9.51(euro)       $8.43         $8.43
                                   ------------   ------------      ------        ------
                                   133.55(euro)   133.55(euro)      118.32        118.32
                                   ============   ============      ======        ======

                 infra sensor Spezialpyrometer GmbH, Magdeburg

        infra sensor Spezialpyrometer GmbH, Magdeburg   Anlaqe III/6

C. Other Comments

      1.    Managing Organs

            Mr. Dipl-Eng Thomas Scheibe was the General Manager during the previous business year.

      3.    Number of Employees

            On average, eight people were employed during the business year. The number of employees was established according to the methodical method in Paragraph 267.5 HGB.

      3.    Use of Results

            According to the advice by the general manager, und pending ratification by the shareholders, the 2001 balance sheet profit of Euro 83,844.25 (USD 74,284.07) will be carried forward to the new business year.

            A formal corporate resolution will follow at the shareholder meeting. Magdeburg,

                      infra sensor Spezialpyrometer GmbH,

                                   Magdeburg

                                   ___________________________
                                   (Dipl.-Ing. Thomas Scheibe)